UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026

RIVERVIEW BANCORP, INC.
(Exact name of registrant as specified in its charter)

Washington	000-22957	91-1838969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Washington Street, Suite 900, Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (360) 693-6650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	RVSB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  Riverview Bancorp, Inc. (the “Company”), and its financial institution subsidiary, Riverview Bank (the “Bank”), announced that on August 4, 2026, Michael Sventek, Executive Vice President and Chief Lending Officer, announced his intention to retire, effective October 30, 2026. Mr. Sventek’s notice in connection with his retirement did not indicate that his retirement was the result of any disagreements with the Company or the Bank. The Company is commencing a search for his successor and plans to utilize an executive search firm to support an internal and external search process.

The Company is well positioned for this leadership transition. Through Mr. Sventek's leadership the past three years, the Company has established strong client relationship and calling practices and experienced management depth that provide continuity and support the ongoing execution of the Company's lending and growth strategies. The Company does not anticipate any disruption to its operations because of the transition.

“Mike has had a distinguished 35-year banking career, and we are grateful for the leadership, experience and steady partnership he brought to Riverview. Over the past three years, he strengthened our commercial lending team and supported the growth of our treasury management and mortgage production teams. His commitment to our clients, people and communities made a meaningful difference, and we wish him all the best in his well-earned retirement,” stated Nicole Sherman, President and CEO.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1 News Release of Riverview Bancorp, Inc. dated August 10, 2026.
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERVIEW BANCORP, INC.

Date: August 10, 2026	/S/ David Lam
David Lam Chief Financial Officer (Principal Financial Officer)